THE PARNASSUS FUND
                                Quarterly Report
                               September 30, 1998


                                                                October 26, 1998
Dear Shareholder:

     As of September 30, 1998, the net asset value per share (NAV) of The Parnassus Fund was $25.06 so the overall return for the quarter was a loss of 24.29%. This compares to a loss of 10.30% for the S&P 500 and a loss of 13.44% for the average growth fund according to Lipper Analytical Services. Our loss for the quarter, then, was substantially worse than that of the indices and the average growth fund.

     Below you will find a table summarizing our average annual returns as of September 30, 1998 for the one, five and ten-year periods as well as for the life of the Fund. The overall return figures give investment performance only while the total return figures are reduced by the amount of the maximum sales charge (3.5%).

     ------------------------------------------------------------------
                                    Average Annual       Average Annual
                                    Total Return        Overall Return
     ------------------------------------------------------------------
     One Year                         (41.32%)            (39.19%)
     Five Years                         3.68%               4.42%
     Ten Years                          8.62%               9.00%
     Since Inception 12/31/84           9.51%               9.80%
     ------------------------------------------------------------------

Returns for average growth fund supplied by Lipper Analytical Services.
Past performance is no guarantee of future returns. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.


WHAT HAPPENED IN THE THIRD QUARTER?

     Two strong trends affected the prices of portfolio companies. First, small and medium-sized companies dropped more than large capitalization issues. Even minor earnings disappointments of smaller companies resulted in huge drops in market value. Although we're not a small-cap fund and we have companies of all different sizes in the portfolio, the Fund is heavily influenced by how well small and medium-sized companies are doing.

     The second trend was a continuation of what we described in the second quarter report. There was weakness in some of the technology sectors where we hold substantial positions: disk drives, semiconductors and semiconductor capital equipment.

     The relative underperformance of smaller companies can be seen in a couple of market indices. While the S&P dropped only 10.30% during the quarter, the Russell 2000 index of smaller companies dropped 20.50%. Similarly, the average growth fund dropped 13.44% while the average small-cap fund declined 21.55% -- closer to our decline of 24.29%.

     This underperformance of smaller companies has been going on for several years now. In general, the phenomenon seems to run in cycles. First, large-cap companies will do better for a few years, then small-cap companies will do better for a few years. No one knows exactly why it happens, but my view is that momentum investors contribute a lot to the phenomenon. As large company stocks increase in value, trend followers buy them and drive up the price even more. This pattern goes on for several years until there is a huge mismatch in valuation with large companies selling at much higher prices than smaller companies on a relative basis. When the relative values are way out of proportion, the trend reverses itself and smaller companies start moving up faster than larger companies.

     Our four biggest losers during the quarter were not technology issues, but rather retailers that are in the small to medium category. St. John Knits, a designer, manufacturer and retailer of women's apparel, dropped 58.3% during the quarter as its stock went to $16.13 a share. It seems as if the decline was unjustified by the fundamentals of the company. St. John is making money and sales are growing. The company announced that earnings during the second quarter would be 43 cents a share, a gain of 1 cent over the 42 cents earned in the second quarter of 1997. Sales were up a substantial 23.5% from the previous year's second quarter.

     What caused the stock's price decline was the failure to meet analysts' expectations and some operating difficulties. Analysts had expected the company to earn 50 cents a share so the announcement of 43 cents was a disappointment. Sales in the company's retail stores were up, but less than expected, so management had to mark down prices. There were also some production mistakes which increased operating expenses. Most of these difficulties seem temporary and the company's financial position is strong so it's hard to see why the stock dropped 58% during the quarter. Because its shares are trading at bargain levels, the company is now buying back one million shares in the open market. We plan to continue holding the stock.

     Petco, a San Diego-based chain of retail stores selling pet food and supplies, dropped 54.9% during the quarter to $9.00 per share. Here again, the company is not losing money, but rather the stock fell when management announced that earnings would be only 10 to 12 cents per share in the second quarter compared to analysts' expectations of 21 cents. The company still expects to be profitable for the year with analysts predicting 70-75 cents a share (down from earlier estimates of $1.13). Petco had recently acquired 72 new stores from a competitor and the earnings shortfall occurred because of difficulties with the new stores. Again, the relatively minor problems here do not seem to justify such a huge decrease in price and the problems seem to be of a temporary nature. We will continue to hold the stock for both social and financial reasons.

     West Marine, a Northern California-based retailer of boating supplies, saw its stock drop 50.7% as it sank to $8.88 a share. Inhospitable weather, new stores detracting from its catalog business and operational problems in its new distribution center in the Carolinas caused quarterly earnings to drop to 52 cents a share for the second quarter compared to analysts' estimates of 72 cents.

     Finally, Gymboree, a retailer of children's clothes, had a drop of 50.5% in its stock price as it went to $7.50. The company did not do a good job of merchandising this year and its boys' clothes did not sell well. Gymboree makes bright, colorful clothing which has done well in the past, but recent trends favor the kind of clothes sold at GapKids, i.e., khakis and less colorful clothing that's designed in the style of the adult clothes sold at the Gap. Gymboree has been forced to mark down its apparel prices by substantial amounts causing lower margins and decreased earnings. The company lost 3 cents per share in the second quarter, but it should be profitable for the full year.

     From the descriptions of what happened to these four companies, you can get an idea of why the smaller and medium-sized companies are not doing as well in the stock market as the large-cap companies. I'll talk about this subject more in the Outlook and Strategy section of this report, but in the meantime, I'd like to continue our company-by-company discussion with some technology issues.

     Four semiconductor capital equipment stocks had substantial declines during the quarter and thereby contributed to our poor return. The equipment stocks fell further than the two other technology industries where we have substantial investments: disk drives and semiconductors.

     In a normal technology cycle, disk drive and semiconductor companies bounce back before equipment companies. This is because disk drives and semiconductors go directly into personal computers whereas equipment purchases can be deferred until later in the cycle. Semiconductor companies need about six months of strong sales before they start to buy new equipment. Although there has been a slight uptick in sales of semiconductors and disk drives, sales of semiconductor equipment are still declining.

     During the quarter,  Electro Scientific Industries saw its stock drop 49.7%
to  $15.88  a  share.   The  company  makes  lasers  for  use  in  semiconductor
manufacturing and the company has remained profitable during the downturn.

     Lam Research, a Silicon Valley-based maker of a broad line of semiconductor capital equipment, had a 47.7% decline in its stock as it dropped to $10.00 during the quarter. Although the company will probably have a modest loss in 1998, it should be profitable in 1999.

     Cognex is a Massachusetts-based producer of vision products which are computers that can "see." The company's main market is for machines that can detect defects in semiconductors during the manufacturing process. The stock dropped 37.2% during the quarter to $11.63 a share although the company continues to be profitable during the downturn.

     Finally, Helix, a manufacturer of cryogenic pumps used to create vacuums during the semiconductor manufacturing process, had a 34.2% drop in its stock as it fell to $9.88 per share. Helix pays a dividend of 84 cents per share per year so it has a yield of 8.5%. We'll get a good return on the stock as we wait for its price to come back.

     The reason why the semiconductor equipment stocks are doing so poorly is that sales are still declining and it's uncertain when orders will pick up. Some analysts are forecasting that there won't be an upturn in orders until the middle of 1999. These stocks have fallen to levels far below anything I ever anticipated. On a fundamental basis, though, they are still excellent companies that even now are operating profitably on a year-to-year basis.

     Given the dismal outlook, one might ask why we don't sell all our semiconductor equipment stocks and buy them back in the middle of 1999. There are three reasons why I think this is not a good idea. First, the timing is uncertain. Orders could turn up sharply tomorrow. Although I don't know the exact date, I think the rebound is imminent.

     Second, the stock market always anticipates developments. By the time equipment companies are seeing healthy increases in sales, the stocks will be much higher.

     Third, when the semiconductor equipment stocks come off a bottom, they move very quickly. The last time these stocks hit a low was in early 1997. Within a few months, most of them had doubled. Here is what happened the last time with five of the companies that are currently in our portfolio.

     Applied Materials sold for $23.75 on April 28, 1997, but it climbed to $54.15 on August 20 for a gain of 128% in less than four months. Lam Research sold for $31.50 on June 12, 1997 and then rose to $66.25 on August 20 for an increase of 110% in less than 70 days. The stock of Electro Scientific Industries stood at $27.13 on May 2, 1997, but had jumped to $62.88 by October 3 for a gain of 132% in five months. Cognex traded at $18.63 on April 4, 1997, then hit $39.90 on August 21-- a leap of 114% in less than five months. Finally, Helix sold for $15 a share on May 1, 1997, then ran up to $33.38 on August 21 for an increase of 125% in less than four months.

     As you can see from these examples, being out of a stock for even a short period of time can mean missing a substantial gain. For this reason, we've chosen to stick with these companies even if a turnaround may be some time away.

     Why do the stocks of semiconductor capital equipment companies move so quickly? It's in the nature of the industry. Before too long, semiconductor companies will have to order a new generation of capital equipment to keep up with more advanced manufacturing processes. One well-known equipment company says it has a large number of purchase orders outstanding waiting to be signed by chief executive officers of customer companies. They haven't signed yet because they're waiting for the last possible moment to commit before purchasing expensive equipment. At some point, when business looks better, one company will sign off and then the others will quickly follow.

     Since equipment companies can only manufacture a fixed number of machines per quarter, not all the purchase requests can be honored at the same time. During peak order times, companies have to wait their turn and receive their machines according to a priority based on the order date. To get priority, all the firms rush their orders in at the same time. A delay in receiving equipment could mean lost orders and lost income down the road.



THERE WERE SOME WINNERS

     Three of our technology companies turned in the best performance of the quarter for our portfolio. Intel climbed 15.7% as its stock went to $85.70 a share. The company announced increased revenue for the third quarter and said they expected the second half of the year to have strong semiconductor sales. This is quite positive for the Fund and if semiconductor sales continue to strengthen, it should pull disk drive and equipment companies along with them.

     Compaq Computer gained 11.7% for the period as its stock went to $31.63. Early in the year, Compaq had excess inventory, but this has been worked down to normal levels. The company announced that PC sales continue to grow at a good rate.

     Finally, Advanced Micro Devices (AMD) was up 8.8% as its stock reached $18.56. Results at the company keep improving because of strong PC sales. AMD has a strong position with low-priced computers which is the fastest growing segment of the market.



OUTLOOK AND STRATEGY

     As we discussed earlier in this report, the relative underperformance of smaller companies was one of the factors that worked against us during the quarter. This market weakness of smaller companies has been going on for several years now, but my view is that this will probably change next year. My view is based on historical precedent.

     Since the Russell 2000 index of smaller companies was created almost 20 years ago (1979), it has lost more than 10% in only two years prior to this one:
1987 and 1990. In both those years, the Russell 2000 sharply underperformed the "big-cap" S&P 500, but in each succeeding year, the Russell came roaring back to outperform the S&P. In 1987, the S&P gained 5.25% while the Russell lost 10.80%. In the following year (1988), the Russell gained 22.37% while the S&P gained only 16.61%. The same thing happened in the 1990-91 period. The S&P lost 3.09% in 1990 while the Russell lost 21.45%, but in 1991, there was a reversal with the S&P gaining 30.47% and the Russell gaining 43.68%.

     Not coincidentally, The Parnassus Fund did very well in 1988 and 1991. The Fund gained 42.44% in 1988 and was the top-performing growth fund in the country that year according to Lipper Analytical Services. The Fund gained 52.56% in 1991 to place among the top growth funds that year according to Lipper.

     Below you will find these figures summarized in a table.

                                    1987         1988          1990        1991
     ---------------------------------------------------------------------------
     Russell 2000               (10.80%)       22.37%      (21.45%)      43.68%
     S&P 500                       5.25%       16.61%       (3.09%)      30.47%
     The Parnassus Fund          (7.95%)       42.44%      (21.16%)      52.56%
     ---------------------------------------------------------------------------
     Source: Bloomberg, L.P.

     Clearly, there's no guarantee that smaller companies will outperform in 1999 and as the government regulators require us to say: past performance is no guarantee of future returns.

     I'm presenting these statistics, then, not as a guarantee that history will repeat itself, but as background on why I'm staying with the current strategy. Although we have not done well at all in 1998, we're staying with our investment in technology and some of the smaller and medium-sized companies in the portfolio. In my view, they're selling at bargain basement prices and the intrinsic value of these issues is much higher than indicated by current market quotations.

     There are, of course, risks to this strategy. There's no certainty that small and medium-sized companies will bounce back next year. They could continue to underperform as they've done for several years now. There's also no guarantee that our technology issues will perform better in 1999; they could continue to be weak next year as well. Nevertheless, my analysis shows that the rewards outweigh the risks and we'll stick to our current strategy.

     Although one cannot predict when the turn will come, I doubt if it will be before the end of the year. There will probably be a lot of tax-loss selling in many of our issues because they've done so poorly this year. By the end of December, most tax-loss selling should be over and January is usually seasonally strong for technology issues and the Russell 2000.

     The fact that I'm now staying with our current strategy does not mean that I won't change some things in the future as a result of this experience. In retrospect, there are two things that I wish I had done differently: more diversity for the portfolio and a change in timing.

     At the beginning of the year, I saw what I considered great bargains in disk drives, semiconductors and semiconductor capital equipment. My view is still that these issues were undervalued at the time, but I wish I had not put so much of the Fund's assets in these three industries. In the future, I will be much more reluctant to have such a concentration. Although it doesn't make sense to sell off these issues now, it is a good lesson for the future.

     The other issue is a related one and involves timing. Through the years, I have had a tendency to invest too soon. It probably stems from a concern that an undervalued stock will soon jump up in price and we'll miss out on an opportunity. Had I waited a few months longer, we could have bought some of the undervalued issues at much better prices. My New Year's Resolution for 1999 is to wait a bit longer before committing the Fund's capital. If a stock jumps up as we're waiting, I'll just have to live with it.

SEC DECISION

     On September 3, 1998, an SEC administrative law judge found technical violations against Parnassus Investments, the Fund's management company, and two Trustees of The Parnassus Fund, David Gibson and myself, and a former Trustee of The Parnassus Fund, Marilyn Chou. All of us disagree with this decision since our view is that no securities laws were violated. The judge imposed no penalties either on the Trustees or on Parnassus Investments. The decision will have no impact on either Parnassus Investments or on The Parnassus Fund.

     Enclosed with this quarterly report, you will find a letter from the Fund's independent Trustees not involved in the SEC case. You can read their view of the case, but I would like to give you some background.

     On May 28, 1997, the SEC staff instituted proceedings against two of the Trustees of The Parnassus Fund, a former Trustee (collectively "The Trustees") and Parnassus Investments (PI). The SEC staff alleged that the Trustees and PI overvalued the shares of a company called Margaux, Inc. from December of 1990 to January of 1993 and they also alleged that the Fund made a loan of $100,000 to Margaux on April 28, 1989 that violated the Fund's investment policies of not making loans. Finally, they charged that Parnassus Investments used credits from brokerage commissions known as "soft dollars" to purchase $67,000 worth of computer equipment that PI used for transfer agent and fund accounting work. Investment regulations allow the use of soft dollars, but the SEC maintained that these soft dollar credits were not permissible. Although he imposed no penalties and said the violations were of a technical nature, the SEC administrative law judge did make a decision in favor of the SEC. The Trustees find it hard to believe that there were any violations and I would like to give you our thoughts.

     Regarding valuation, Margaux was delisted from the NASDAQ stock market on August 30, 1990. This meant that there was no real market for the company's stock so the Trustees had to value the stock according to estimated fair value. The last quote on NASDAQ was 34.4 cents a share and we left the stock at that level because we thought that was an accurate assessment of the company's fair value.

     The SEC implied that we should have marked Margaux's shares down to very low values because of isolated, nonrepresentative trades. We disagreed with the SEC's contention. We felt, based upon our analysis of Margaux's business, that marking down the price to unrealistically low levels on the basis of a few shares traded would hurt shareholders and would not be representative of Margaux's fair value.

     Our decision proved to be a wise one. Margaux was sold to another company called Dover Diversified in 1995 for 27 cents a share -- far above the low prices the SEC wanted us to use and close to the 34.4 cents a share the Trustees said the company was worth. Considering the final sales price, the SEC's position -- that the Trustees should have marked Margaux's stock down to prices as low as 1 cent a share -- makes no sense at all.

     After Margaux went into Chapter 11 reorganization, the Fund invested $100,000 in Margaux in the form of a convertible debenture. The company needed money for working capital and we thought it would be a good investment since the company had a lot of value and we could convert our $100,000 into stock. The Fund's investment policies state that we can invest in "convertible debt securities" and the Margaux investment was a convertible debt security. However, Margaux's Chapter 11 reorganization plan had to be approved by the court so our investment had to be confirmed by the court to be convertible. Since some months elapsed between the time we put up the $100,000 and the time we received court confirmation of convertibility, the SEC claimed that the investment was a loan and not an equity investment. (The Fund does not make loans.) In our view, the SEC made a highly technical argument that was wrong. Both Margaux and the Fund knew the investment was a convertible debt security and we had to act quickly to get the working capital to the company. In the final analysis, the court confirmed the convertibility and we did quite well on the investment. We acquired the stock for 6.7 cents a share and sold it for 27 cents. An investment with this kind of return would not usually be considered a loan.

     The final issue was soft dollars. Parnassus Investments used soft dollars to purchase computer hardware and software to use in the Fund's transfer agent and fund accounting functions as well as for research. The SEC agreed that our use of soft dollars for research was justified, but not for accounting or transfer agent work. I disclosed to the independent Trustees that we were using soft dollars to purchase computers and software. PI receives a fee from the Fund for providing transfer agent and fund accounting services and PI reduced the fee it would otherwise have charged to compensate for the use of soft dollars. In this way, we saved the Fund and the shareholders money by keeping our fees low. The SEC maintained that PI was getting a benefit from the soft dollars that should not be allowed. We disagreed with the SEC, but because of the controversy, PI paid the Fund $67,000 in cash to resolve the issue. The payment was made in 1995.

     Given this situation, charges of securities violations sound pretty far-fetched. Even the judge seemed to have second thoughts when he wrote:
"Respondents' (i.e., the Trustees and Parnassus Investments) actions did not involve fraud, but rather violations of technical provisions of the securities' laws. Respondents' actions resulted in minimal harm to others and afforded them no unjust enrichment. Furthermore, prior to this proceeding, Respondents had never been the subject of an enforcement proceeding. Finally, I find the need for civil penalties to serve as a deterrent against future violations is wholly unnecessary. Therefore, I conclude that civil penalties are not appropriate in this case." The judge made this comment in response to the SEC staff's request that fines be levied as a penalty.

     Despite the unfairness of the decision, we have decided not to appeal. There are two reasons for this. First, the decision will have no impact on either Parnassus Investments or The Parnassus Fund. Second, the appeal would consume large amounts of time and money and those resources could be better spent elsewhere. We also think that the SEC has already spent too much time and money on a case where there was no fraud, no unjust enrichment and the alleged violations were highly technical in nature. We think it's best to put this case behind us and forget about it.

ANNUAL DIVIDEND

     The Fund will pay a dividend to all shareholders of record as of December 17, 1998 (record date). The dividend is payable to everyone who owns shares on that day even if the shares were purchased only a few days before. Since the dividend is taxable, I normally recommend that investors refrain from buying more shares from late November until after the dividend is paid on December 18 (payment date). This year, however, I am changing my advice since the dividend will be relatively small. The dividend is based on realized gains (i.e., stocks we've already sold for a profit). We do have some realized gains now, but I intend to sell off enough of our losers to cancel out most of the realized gains (for tax purposes). Consequently, those of you who want to invest late in the year can do so without any significant tax consequences. (I estimate that the distribution will be less than $1.00 per share.) Those of you who think late November or early December is a good time to make an additional investment can go ahead without having to worry about much of a tax bite.



COMPANY NOTES

     Intel Corporation donated $6 million to the Whitney Museum of American Art for an exhibit that aims to be "a comprehensive record of the evolution of the American visual culture" from silent film to television, painting, sculpture, photography and computer science. After a nine month stay at the Whitney, the 1,400 pieces will go to the San Francisco Museum of Modern Art and then move on to Europe. The gift is the largest single corporate donation to fund an individual museum project. Separately, Intel also announced the donation to school teachers of 6,000 Pentium II processors complete with motherboards and kits designed to help them effectively use the World Wide Web.

     Autodesk has pledged to donate a portion of funds recovered from its anti-software piracy program to its Design Your Future Scholarship Fund. The program supports young women who are pursuing higher education in technology-related fields. Autodesk is the only major software company to be headed by a woman.



MISCELLANEOUS

     Rishi Chandna, our fall intern, is a junior at the University of California at Berkeley where he's majoring in business administration and political science. Rishi is a student senator at the University and also serves on the University of California Police Review Board. His experience includes working as a marketing representative for India House, an import firm. His non-profit activities include tutoring young people and serving as a delegate at the Model United Nations.

     Some shareholders have recently complained about late reports. After researching the matter, we discovered that these late reports were not ones we had mailed ourselves, but rather ones that went through third parties such as brokerage firms. We have asked the brokerage firms and third parties to expedite the reports, but we don't have direct control over the mailings. If your reports are arriving late, you can call us at (800) 999-3505, give us your address and ask us to mail the quarterly reports directly to you. This report should reach you in late October or the first week of November. If it comes much later than that, you should give us a call and ask to be put on the mailing list to receive quarterly reports directly.



                                                Yours truly,



                                                Jerome L. Dodson
                                                President


The Parnassus Fund Portfolio: September 30, 1998*

# of Shares  Issuer                                  Market Value      Per Share
--------------------------------------------------------------------------------
   700,000   Adaptec, Inc.                        $    6,650,000        $   9.50
   150,000   Adobe Systems, Inc.                       5,203,125           34.69
   600,000   Advanced Micro Devices, Inc.             11,137,500           18.56
   175,000   Apogee Enterprises, Inc.                  2,143,750           12.25
   370,000   Applied Materials, Inc.                   9,342,500           25.25
    10,000   Autodesk, Inc.                              262,500           26.25
    25,000   BankBoston Corporation                      825,000           33.00
   580,000   Building Materials Holding Corp.          7,612,500           13.13
   320,400   Centigram Communications Corp.            2,523,150            7.88
   700,000   Cognex Corporation                        8,137,500           11.63
   450,000   Compaq Computer Corporation              14,231,250           31.63
    10,000   Dayton Hudson Corporation                   357,500           35.75
   600,000   Electro Scientific Industries, Inc.       9,525,000           15.88
   325,000   Electronics for Imaging, Inc.             6,865,625           21.13
   600,000   FEI Company                               4,800,000            8.00
   621,500   The Gymboree Corporation                  4,661,250            7.50
   600,000   Helix Technology Corporation              5,925,000            9.88
   170,000   Hewlett-Packard Company                   8,999,375           52.94
     5,000   Illinois Tool Works, Inc.                   272,500           54.50
   100,000   In Focus Systems                            600,000            6.00
   225,000   Intel Corporation                        19,293,750           85.75
   300,000   Lam Research Corporation                  3,000,000           10.00
   104,400   Lands' End, Inc.                          1,931,400           18.50
   177,000   Liz Claiborne, Inc.                       4,635,188           26.19
   550,000   LSI Logic Corporation                     6,943,750           12.63
 1,000,000   Morgan Products, Ltd.                     2,625,000            2.63
   885,000   Oxford Health Plans, Inc.                 9,181,875           10.38
   400,000   Petco Animal Supplies, Inc.               3,600,000            9.00
   450,000   Quantum Corporation                       7,143,750           15.88
   700,000   Read-Rite Corporation                     5,468,750            7.81
   100,000   Reebok International, Ltd.                1,356,250           13.56
   817,000   Sequent Computer Systems, Inc.            7,097,688            8.69
   160,000   Snap-on Incorporated                      4,930,000           30.81
   400,000   St. John Knits, Inc.                      6,450,000           16.13
   150,000   Symantec Corporation                      1,978,125           13.19
   167,500   West Marine, Inc.                         1,486,562            8.88
 1,050,000   Western Digital Corporation              11,287,500           10.75
   200,000   Xylan Corporation                         2,650,000           13.25
                                                   -------------
             Total Portfolio                       $ 211,134,613
             Short Term Investments
             and Other Assets                      $  15,915,373
                                                   -------------
             Total Net Assets                      $ 227,049,986
                                                   =============
             The Net Asset Value
             as of September 30, 1998                $     25.06

* Portfolio is current at time of printing, but composition is subject to change.

                               The Parnassus Fund

                         One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                  415-778-0200
                                  800-999-3505
                                www.parnassus.com

                               Investment Adviser

                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

                                  Legal Counsel

                           Richard D. Silberman, Esq.
                           465 California Street #1020
                         San Francisco, California 94104

                                    Auditors

                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian

                            Union Bank of California
                               475 Sansome Street
                         San Francisco, California 94111

                                   Distributor

                              Parnassus Investments
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

      This report must be preceded or accompanied by a current prospectus.